                                                                    Exhibit 99.1


                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned each hereby agrees to the joint filing of the Amendment No. 6, dated September 25, 2000, to Schedule 13D dated February 27, 1993, and all subsequent amendments thereto. The undersigned each hereby further agrees that this Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                         [SIGNATURES ON FOLLOWING PAGES]


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TALLARD INFOLOGIX N.V.

By: /s/ Jan Lindhout                                          September 8, 2000
    ---------------------------------                         ------------------
Name:  Jan Lindhout                                           Date
Title: Director

TALLARD B.V.

By: /s/ Jan Lindhout                                          September 8, 2000
    ---------------------------------                         ------------------
Name:  Jan Lindhout                                           Date
Title: Director

BANCROFT (ANTILLES) N.V.

By:  Derard Limited
     --------------------------------
Its: Sole Director

By: /s/ Barbara Richardson                                    September 13, 2000
    ---------------------------------                         ------------------
Name:  Barbara Richardson                                     Date
Title: Director

HAMMERWOOD (B.V.I.) LIMITED

By:  /s/ Barrington Trust Limited
     --------------------------------
Its: Member of the Board of Directors

By: /s/ Barbara Richardson                                    September 13, 2000
    ---------------------------------                         ------------------
Name:  Barbara Richardson                                     Date
Title: Director

ELMWOOD INVESTMENTS HOLDINGS LTD.

By: /s/ Barbara Richardson                                    September 13, 2000
    ---------------------------------                         ------------------
Name:  Barbara Richardson                                     Date
Title: Director

DOMAIN FOUNDATION

By: /s/ Christian Bovet                                       September 13, 2000
    ---------------------------------                         ------------------
Name:  Christian Bovet                                        Date
Title: Director


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MAIDA VALE LIMITED

By:  Derard Limited
     --------------------------------
Its: Sole Director

By: /s/ Barbara Richardson                                    September 13, 2000
    ---------------------------------                         ------------------
Name:  Barbara Richardson                                     Date
Title: Director

PEDER WALLENBERG

/s/ Peder Wallenberg                                          September 19, 2000
    ---------------------------------                         ------------------
Peder Wallenberg                                              Date